Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND

18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Zunicom, Inc. and Subsidiary (the

"Company") Quarterly Report on Form 10-Q for the period end March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the

"Report"),I, William Tan, President and Chief Executive Officer of the Company,

certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350,

as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of

section 13(a) or 15(d) of the Securities Act of 1934;

and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results

of operations of the Company,

/s/ William Tan
-------------------------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

Date: May 16, 2011

Exhibit 32.1 - 1